UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: September 8, 2021 (Date of earliest event reported:  September 8, 2021)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq NMS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Company’s 2021 Long Term Incentive Plan (the "New Plan") became effective when it was approved by the Company’s stockholders on September 8, 2021. The terms of the New Plan are summarized below and are qualified in their entirety by reference to the full text of the New Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Purpose. The New Plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. The purpose of the New Plan is to provide our directors, officers and other employees and persons who engage in services for us with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

Administration. The New Plan is administered by the Compensation Committee of our Board of Directors, which consists solely of two or more “non-employee directors” (as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended). The Compensation Committee may make all decisions and determinations regarding the New Plan as it deems necessary or advisable for the administration of the New Plan. The Board also has the authority to administer the New Plan and to take all actions that the Compensation Committee is otherwise authorized to take under the New Plan. The terms and conditions of each award made under the New Plan, including vesting requirements, will be set forth consistent with the New Plan in a written agreement with the grantee.

Number of Shares. A total of 1,500,000 shares of our common stock are issuable under the New Plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. These shares will be used for future awards to eligible persons at the discretion of the Compensation Committee. The Board and the Compensation Committee believe that the 1,500,000 shares are sufficient to accomplish the objectives of the New Plan. The New Plan prohibits share recycling. If any award under the New Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the award or taxes payable with respect to the award or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld shares may not thereafter be available for further awards under the New Plan. A restricted stock and stock option award to an eligible executive under the New Plan for a year cannot exceed 100,000 shares.

Stock Options. The Compensation Committee or the Board may grant incentive stock options (ISOs) and non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, grant to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the New Plan, and it may not grant incentive stock options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant. The Compensation Committee determines the exercise price and term of any option in its discretion, provided that the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of fair market value on the grant date and the option must be exercised within five years of the grant date.

Restricted Stock. The Compensation Committee may grant restricted stock subject to the conditions and restrictions, and for the duration that it determines in its discretion. The number of shares that may be used for restricted stock or restricted unit grants under the New Plan may not exceed 50% of the total authorized number of Shares pursuant to the New Plan.

Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (SARs) subject to the terms and conditions contained in the New Plan. Under the New Plan, the exercise price of an SAR must equal the fair market value of a share of our common stock on the date the SAR is granted. Upon exercise of an SAR, the grantee will receive shares of our common stock having a value equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards. The Compensation Committee may grant performance awards contingent upon achievement by the grantee or by us of set goals and objectives regarding specified performance criteria over a specified performance cycle. Awards may include specific dollar-value target awards and/or performance units the value of which is established at the time of grant, and/or performance shares the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

Eligibility. Our directors, officers and other employees, as well as persons who provide services to us, are eligible for grants under the New Plan.

Amendment, Termination and Expiration. The Board may amend or terminate the New Plan in its discretion. If not previously terminated by the Board, the New Plan will expire on September 8, 2031.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on September 8, 2021, the stockholders (i) elected one of the Company’s nominees for director, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022, (iii) approved the Company’s 2021 Long Term Incentive Plan, and (iv) did not approve, on an advisory basis, the compensation paid to the Company's named executive officers.

Shares were voted on these proposals as follows:

Proposal 1. The election of three directors in Class II to serve a term of three years:

Nominees	For	Withheld	Broker Non-Vote
Richard R. Crowell	9,325,233	14,606,690	425,546
Dr. Steven H. Kaplan	16,912,098	7,019,825	425,546
Alan B. Levine	9,918,363	14,013,560	425,546

Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2022:

For	Against	Abstain	Broker Non-Vote
24,261,726	87,989	7,754	0

Proposal 3. To approve the Company’s 2021 Long Term Incentive Plan.

For	Against	Abstain	Broker Non-Vote
15,363,646	8,397,395	170,882	425,546

Proposal 4. The approval, on an advisory basis, of the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Vote
6,064,180	17,695,037	172,706	425,546

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	RBC Bearings Incorporated 2021 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 10, 2021

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
	Name:	John J. Feeney
	Title:	Vice President, General Counsel & Secretary